Visteon Corporation Raymond James Technology Conference December 5, 2016 Exhibit 99.1

Forward-looking information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. The financial results presented herein are preliminary and unaudited; final financial results will be included in the company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2016. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Visteon by the numbers A global leader in automotive cockpit electronics delivering a rich, connected cockpit experience for all cars from luxury to entry segment Manufacturing locations 22 10,000 Employees 18 Countries Technical centers 18 $3.25B 2015 annual sales Company headquarters Van Buren Township, Michigan, United States

Significant accomplishments in 2016 (Q3 YTD) Operational New business / backlog Financial Gross margin and SG&A cost efficiencies 48 new products launches; 34 in China AllGo Systems acquisition $4.1 billion new business wins 2nd major award for SmartCore cockpit domain controller $16.2 billion backlog $500 million in share repurchases 10.8% adjusted EBITDA margin $88 million of positive adjusted free cash flow

Operational excellence driving adjusted EBITDA growth Moving beyond JCI synergies toward best-in-class operational performance Adjusted EBITDA margin (Electronics Product Group) 2015 vs. 2014 2016 vs. 2015 Volume / Mix Currency Engineering Performance SG&A Performance Other Net Cost Performance Key Y/Y adjusted EBITDA drivers JCI Synergies Ongoing Cost Efficiencies

Capital deployment approach Focusing on shareholder value Return enhancement by efficiently deploying capital Only company in the peer group in a net cash position Net Cash / EBITDA Net Debt/ EBITDA1 2 1) Peer group data taken based on most recent quarterly information publically available 2) Visteon 9/30/2016 cash balance less $125 million of legacy/restructuring payments expected to be made in Q4

Investment themes A global leader in automotive cockpit electronics delivering a rich, connected cockpit experience for all cars from luxury to entry segment Positioned for leadership in next-generation infotainment and advanced driver assistance systems (ADAS) Driving higher EBITDA margin and delivering consistent free cash flow through operational improvements Healthy balance sheet with net cash position Deploy cash with focus on shareholder value Long-Term Growth Through Technology Leadership Margin Expansion / Cash Flow Generation Return Enhancement Through Capital Deployment

Next-generation solutions Raymond James Technology Conference

Broadest cockpit electronics portfolio in the industry Complete cockpit electronics portfolio positions Visteon well for continued growth Instrument clusters Head-up displays Information displays Infotainment Audio Cockpit domain controllers Telematics 1 2 3 4

Next-generation solutions App developer friendly Highly secure Fully upgradeable Next generation infotainment – Phoenix™ Our approach to autonomous driving Fail-safe centralized domain hardware Open framework designed for algorithmic developers Neural networks Visteon Corporation proprietary – Raymond James Technology Conference

Rapid application development Phoenix infotainment platform designed with app developers in mind Publish to app store OEM or Visteon validation OTA app download Current model for app development App development with Phoenix Create and test app with SDK and simulator Development System Visteon Corporation proprietary – Raymond James Technology Conference Requires custom development of hardware and software Lacks software development kit (SDK) and tools for third-party software development Restricted to Tier 1 supplier or OEM Expensive and time consuming validation process Limited number of apps

Open standards-based system architecture

Visteon

Conventional system architecture


Native apps
HTML/Android apps
Non-standard proprietary API without SDK
Native services
Browser/ Android
Ad hoc and limited security capability
OS QNX/Linux
Hardware

Phoenix system architecture


HTML5 apps
HTML
JavaScript API with SDK and simulator
Chromium-based middleware
Secure OS Linux
Secure hardware
Secure hardware, operating system and HTML5 chromium-based middleware

Leverage latest developments in cybersecurity and open standards

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Visteon Corporation proprietary – Raymond James Technology Conference

It’s all about the API… Unlocking innovation through open collaboration and development Visteon Corporation proprietary – Raymond James Technology Conference Application Programming Interface Software Development Kit App Store Extensive JavaScript API Open standards with W3C Covers all vehicle functionality Visteon or OEM-managed Support Windows, Linux and Mac Libraries, docs and simulator No restriction on HTML5 tools Integrated test and validation Integrated OTA updates

Most comprehensive cybersecurity Security features built into every layer of platform for maximum protection Infotainment Unsecure system Infotainment Secure system ***** Ad hoc security in current systems Phoenix cybersecurity architecture *** Secure applications Secure boot Authentication and verification Secure hardware Secure network * * * * * * Visteon Corporation proprietary – Raymond James Technology Conference

Secure over-the-air (OTA) updates

Visteon

- Infotainment system contains code with different levels of runtime privileges
- Operating system code must be block-updated for maximum security
- Apps and data can be updated using file system level updates
- Phoenix uses in-house technology that performs block-and-file system OTA updates

Phoenix secure OTA update



Block-and-File OTA
secure updates to vehicle
Full, incremental or apps
System
Apps and data
4K

Phoenix supports block-and-file system updates for secure OTA upgrade

15
Visteon Corporation proprietary – Raymond James Technology Conference

Our technology roadmap 2015 Launched domain controller for cockpit 2017 Launch next-generation infotainment 2018 Launch autonomous driving domain controller platform Visteon Corporation proprietary – Raymond James Technology Conference

Appendix Visteon Corporation Raymond James Technology Conference

Use of non-GAAP financial information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2016, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

2016 guidance reconciliation Adjusted EBITDA (Electronics Product Group)

2016 guidance reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow (Electronics Product Group)

Reconciliation of Electronics financial information Electronics Product Group